Exhibit 10.3
                               AMENDMENT NO. 1 TO

                             STOCK OPTION AGREEMENT

                                 pursuant to the

                                  LABONE, INC.

                          1997 LONG-TERM INCENTIVE PLAN

      This AMENDMENT No. 1 TO STOCK OPTION AGREEMENT ("Amendment") is dated as of _____________ and entered into by and between LabOne, Inc. ("LabOne"), a Missouri corporation, and _____________________ ("Optionee").

      WITNESSETH that:

      WHEREAS, LabOne and the Optionee are parties to one or more Stock Option Agreements relating to stock options granted under the LabOne, Inc. 1997 Long-Term Incentive Plan (the "Plan") that are not fully vested as of the date hereof (individually the "Stock Option Agreement" or collectively the "Stock Option Agreements"); and

      WHEREAS, LabOne and the Optionee desire to amend the Stock Option Agreements to provide that such stock options shall become fully exercisable upon consummation of a merger or consolidation of LabOne with another corporation rather than upon shareholder approval of such a transaction; and

      WHEREAS, it is in the best interests of LabOne and the Optionee to make such change in order for LabOne to be able to engage in one or more corporate transactions;

      NOW, THEREFORE, in consideration of the terms and provisions of this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

      Section 1. Section 3(b)(iii) of each outstanding Stock Option Agreement is hereby amended to read as follows:

      (iii) LabOne merges or consolidates with another corporation or other entity, unless such merger of consolidation (A) is approved by a majority of the Continuing Directors of LabOne, and (B) is specifically designated by a majority of the Continuing Directors not to constitute a change of control for purposes of the Plan; or

      Section 2.The remaining provisions of each Stock Option Agreement shall apply to this Amendment and to such Stock Option Agreement as amended by this Amendment.

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      IN WITNESS WHEREOF, LabOne, Inc. has caused this Amendment to be executed in its corporate name, and the Optionee has executed the same in evidence of the Optionee's acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

                               LABONE, INC.

                               By:
                                  ----------------------------
                                     Name:
                                     Title:


                               ----------------------------
                               Optionee


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